UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2017

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

As previously announced, on October 27, 2016, Qualcomm River Holdings B.V. (Qualcomm River Holdings), a wholly owned subsidiary of QUALCOMM Incorporated (the Company), entered into a definitive agreement (as it may be amended or supplemented, the Purchase Agreement) with NXP Semiconductors N.V. (NXP), pursuant to which Qualcomm River Holdings agreed to acquire NXP (the Acquisition). The Acquisition is expected to close by the end of calendar 2017 and is subject to receipt of regulatory approvals in various jurisdictions and other closing conditions, including the tender of at least 80% of the issued and outstanding common shares of NXP in the tender offer for NXP’s common shares (provided that the minimum tender threshold may be reduced to a percentage not less than 70% with the prior written consent of NXP).

This Current Report on Form 8-K is being filed to provide the consolidated financial statements of NXP and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The consolidated balance sheets of NXP Semiconductors N.V. and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for each of the years in the three-year period ended December 31, 2016, together with the notes thereto and the report of independent registered public accounting firm thereon, are included on pages F-2 through F-43 of NXP’s Annual Report on Form 20-F for the year ended December 31, 2016, filed with the Securities and Exchange Commission (SEC) on March 3, 2017, and filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited condensed consolidated balance sheets of NXP as of April 2, 2017 and December 31, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the three months ended April 2, 2017 and April 3, 2016 and statements of changes in equity for the three months ended April 2, 2017, together with the notes thereto, are included as Exhibit 2 to NXP’s Report on Form 6-K furnished to the SEC on May 4, 2017, and filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 26, 2017;
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended March 26, 2017;
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 25, 2016; and
•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG Accountants N.V.

99.1	Audited consolidated balance sheets of NXP as of December 31, 2016 and 2015 and the related audited consolidated statements of operations, statements of comprehensive income, statements of cash flows and statements of changes in equity for the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the report of independent registered public accounting firm thereon (incorporated herein by reference from pages F-2 through F-43 of NXP’s Annual Report on Form 20-F for the year ended December 31, 2016 (SEC File No. 1-34841), filed with the SEC on March 3, 2017)

99.2	Unaudited condensed consolidated balance sheets of NXP as of April 2, 2017 and December 31, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the three months ended April 2, 2017 and April 3, 2016 and statements of changes in equity for the three months ended April 2, 2017, together with the notes thereto (incorporated herein by reference from Exhibit 2 to NXP’s Report on Form 6-K (SEC File No. 1-34841), furnished to the SEC on May 4, 2017)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: May 19, 2017	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG Accountants N.V.

99.1	Audited consolidated balance sheets of NXP as of December 31, 2016 and 2015 and the related audited consolidated statements of operations, statements of comprehensive income, statements of cash flows and statements of changes in equity for the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the report of independent registered public accounting firm thereon (incorporated herein by reference from pages F-2 through F-43 of NXP’s Annual Report on Form 20-F for the year ended December 31, 2016 (SEC File No. 1-34841), filed with the SEC on March 3, 2017)

99.2	Unaudited condensed consolidated balance sheets of NXP as of April 2, 2017 and December 31, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the three months ended April 2, 2017 and April 3, 2016 and statements of changes in equity for the three months ended April 2, 2017, together with the notes thereto (incorporated herein by reference from Exhibit 2 to NXP’s Report on Form 6-K (SEC File No. 1-34841), furnished to the SEC on May 4, 2017)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information